As filed with the Securities and Exchange Commission on December 16, 2025

Securities Act File No.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

GABELLI ETFs TRUST

(Exact Name of Registrant as Specified in the Charter)

One Corporate Center

Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 422-3554

John C. Ball

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

United States of America

(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq. Gabelli ETFs Trust One Corporate Center Rye, New York 10580-1422	Michael R. Rosella, Esq. Paul Hastings LLP 200 Park Avenue New York, New York 10166

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, no par value.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of Gabelli Media Mogul Fund, a series of Gabelli Innovations Trust

2.	Questions & Answers for Shareholders of Gabelli Media Mogul Fund, a series of Gabelli Innovations Trust

3.	Information Statement/Prospectus regarding the reorganization of Gabelli Media Mogul Fund, a series of Gabelli Innovations Trust, into Gabelli Opportunities in Live and Sports ETF, a series of Gabelli ETFs Trust

4.	Statement of Additional Information regarding the reorganization of Gabelli Media Mogul Fund, a series of Gabelli Innovations Trust, into Gabelli Opportunities in Live and Sports ETF, a series of Gabelli ETFs Trust

5.	Part C Information

6.	Exhibits

GABELLI MEDIA MOGUL FUND

One Corporate Center

Rye, New York 10580-1422

(800) 422-3554

[●], 2026

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in Gabelli Media Mogul Fund (the “Target Fund”), a series of Gabelli Innovations Trust (the “Target Trust”), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization, the Target Fund will be reorganized into Gabelli Opportunities in Live and Sports ETF (the “Acquiring Fund”), a series of Gabelli ETFs Trust (the “Acquiring Trust”), a Delaware statutory trust. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Acquiring Fund is managed by Gabelli Funds, LLC (the “Adviser”), which is the same investment adviser that manages the Target Fund.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Trustees of the Target Trust (the “Target Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) have determined that the Reorganization is in the best interests of each Fund, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

WE ARE NOT ASKING YOU FOR A PROXY, AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

As described in the enclosed combined Information Statement/Prospectus, shareholders that own the majority of the outstanding shares of the Target Fund have approved the Reorganization by written consent. As a result, we are not seeking further shareholder approval for the Reorganization and therefore are not seeking a proxy for your vote.

The Reorganization is expected to occur on or about [●], 2026.

The enclosed combined Information Statement/Prospectus contains information about the Reorganization. The Target Fund currently operates as an open-end mutual fund. The Target Fund, an open-end mutual fund, will be reorganized into the Acquiring Fund, an exchange-traded fund (“ETF”). ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

The Target Fund and the Acquiring Fund have the same investment objective but different principal investment strategies, risks and investment restrictions and policies. While the Target Fund has a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in the media industry and has a fundamental policy to concentrate in the media industry, the Acquiring Fund has a policy to invest, under normal market conditions, at least 80% of the value of its net assets in securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors and has a fundamental policy to concentrate in the group of industries comprising the live media and entertainment and sports sectors. In addition, the Funds have different risk profiles due to the differences between their principal investment strategies and the structural differences between mutual funds and ETFs (as described above).

In connection with the Reorganization, shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. As discussed further below, some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment.

The Target Board and the Acquiring Board have determined that shareholders of the Target Fund may benefit from the following:

(i)	the total annual fund operating expenses of the Acquiring Fund are expected to be lower than the total annual fund operating expenses the Target Fund, and the net annual fund operating expenses are expected to be the same as or lower than the net annual fund operating expenses of each share class of the Target Fund;

(ii)	unlike mutual fund shares of the Target Fund, which can only be purchased or sold once per day based on the Target Fund’s NAV, shares of the Acquiring Fund can be purchased or sold throughout a trading day on an exchange based on market prices. This additional flexibility can give Acquiring Fund shareholders a greater ability to adjust their investment allocations based on developments that may occur throughout a trading day;

(iii)	as a shareholder of the Acquiring Fund, you will gain the benefit of full daily transparency into the portfolio holdings of the Acquiring Fund. The Target Fund does not provide full daily transparency into its portfolio holdings;

(iv)	reorganizing the Target Fund into the Acquiring Fund, which generally expects to effect its creations and redemptions in-kind, has the potential to reduce capital gains distributions and improve tax efficiency. The Reorganization may provide further enhanced tax efficiency for the Acquiring Fund, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure; and

(v)	the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes (except with respect to cash received, as explained later in this document.

We acknowledge, however, that the Reorganization will subject investors to certain ETF-specific risks, including the risk that shares of the Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s NAV or that the Acquiring Fund’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If you hold your shares directly with the Target Fund, your Target Fund shares will be redeemed on [●], 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the NAV of your Target Fund shares. It may take time for you to receive your cash. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you do not wish to participate in the Reorganization, you can exchange your Target Fund shares for shares of another Gabelli mutual fund or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action, as such exchange or redemption will be a taxable transaction to shareholders in non-tax qualified accounts.

I encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please call (800) 422-3554.

Sincerely,

JOHN C. BALL

President

GABELLI INNOVATIONS TRUST

One Corporate Center Rye, New York 10580-1422
(800) 422-3554

QUESTIONS & ANSWERS

We recommend that you read the complete Information Statement/Prospectus. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	What does the Reorganization provide for?

A:	Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between Gabelli Innovations Trust (the “Target Trust”), on behalf of its series Gabelli Media Mogul Fund (the “Target Fund”), and Gabelli ETFs Trust (the “Acquiring Trust”) on behalf of its series Gabelli Opportunities in Live and Sports ETF (the “Acquiring Fund”), the Target Fund will be reorganized into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated (the reorganization and liquidation, the “Reorganization”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Target Fund currently operates as an open-end mutual fund. The Target Fund, an open-end mutual fund, will be reorganized into the Acquiring Fund, an exchange-traded fund (“ETF”).

The Target Fund and the Acquiring Fund have the same investment objective but different principal investment strategies, risks and investment restrictions and policies.

The Reorganization will be accomplished in accordance with the Reorganization Agreement. The Reorganization Agreement provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired (the “Acquiring Fund Shares”); (ii) the pro rata distribution of such shares to the shareholders of the Target Fund; and (iii) the complete liquidation and dissolution of the Target Fund.

If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your Target Fund shares will be redeemed on [•], 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. It may take time for you to receive your cash. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q:	What are the differences between an ETF and a mutual fund?

A:	ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

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●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Q:	Why is the Reorganization taking place?

A:	The Target Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”), proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of the Target Fund shareholders. As discussed in more detail below, these shareholder benefits include the same or lower net expenses, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency. In addition, the Adviser believes that the Acquiring Fund’s investment strategies provide the potential for enhanced investment opportunities and better performance potential.

The Board of Trustees of the Target Fund (the “Target Board”) and the Board of Trustees of the Acquiring Fund (the “Acquiring Board”) have determined that the Reorganization is in the best interests of each Fund, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

Q:	How will the Reorganization affect me as a shareholder?

A:	If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

●	Brokerage Account. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable to shareholders in non-tax qualified accounts.

●	Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the NAV of your Target Fund shares.

●	Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the NAV of your Target Fund shares.

●	Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (a “direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made prior to [●], 2026, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, Target Fund shares will be redeemed on [●], 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

In some cases, the redemption of your Target Fund shares and return of cash, or the transfer of your Target Fund shares, may be subject to fees and expenses. It may take time for you to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on NYSE Arca Inc. Shares of the Acquiring Fund may also in the future be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q:	What do I need to do to prepare for the Reorganization?

A:	It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accept shares of an ETF (the Acquiring Fund shares) on the Closing Date of the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call the Adviser at (800) 422-3554, or contact your financial advisor or other financial intermediary.

Transferring Target Fund shares to an already existing brokerage account. Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to hold ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account if you wish to receive shares of the Acquiring Fund.

You should provide your broker with a copy of the quarterly statement from the Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that Accepts ETF Shares. The broker where you hold Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

In addition, prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

Q:	What will happen if I do not have a brokerage account that can hold ETF shares at the time of the Reorganization?

A:	If you do not hold your Target Fund shares through a brokerage account that can accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the redemption of your Target Fund shares and return of cash, or the transfer of your Target Fund shares, may be subject to fees and expenses and it may take time for you to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q:	Are there other circumstances where a Target Fund shareholder will not be able to hold ETF shares?

A:	Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem Target Fund’s shares prior to the Reorganization.

Q:	Do I need to vote for the Reorganization?

A:	No. Shareholders that own the majority of the outstanding shares of the Target Fund have approved the Reorganization by written consent. As a result, we are not seeking further shareholder approval for the Reorganization and therefore are not seeking a proxy for your vote.

Q:	Will the Reorganization affect the way my investments are managed?

A:	Yes. While the Acquiring Fund is managed by the same investment adviser (Gabelli Funds, LLC) as the Target Fund and has the same investment objective as the Target Fund, the Funds have different principal investment strategies, risks, investment restrictions and policies. The Target Fund has a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in the media industry and has a fundamental policy to concentrate in the media industry, while the Acquiring Fund has a policy to invest, under normal market conditions, at least 80% of the value of its net assets in securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors and has a fundamental policy to concentrate in the group of industries comprising the live media and entertainment and sports sectors.

Christopher J. Marangi serves as portfolio manager of the Target Fund. Messrs. Marangi and Alec Boccanfuso serve as portfolio managers of the Acquiring Fund.

For additional information about the differences between the Funds, please see the section of the Information Statement/Prospectus entitled “Comparison of the Funds.”

Q:	How does the Target Fund’s board differ from the Acquiring Fund’s board?

A:	The Target Fund and the Acquiring Fund have different Boards of Trustees. The Target Board is comprised of Mario J. Gabelli, Salvatore M. Salibello, Anthony S. Colavita, Michael J. Melarkey and Frank J. Fahrenkopf, Jr., while the Acquiring Board is comprised of Christopher J. Marangi, Agnes Mullady, John Birch, Anthony S. Colavita, Leslie F. Foley, Michael Ferrantino, Michael J. Melarkey and Salvatore J. Zizza.

Q:	Will the fees and expenses of the Acquiring Fund be the same or lower than the fees and expenses of the Target Fund?

A:	Following the Reorganization, the Acquiring Fund is expected to have the same or lower net expense ratio than each share class of the Target Fund.

Q:	Are there other benefits that I will experience as a shareholder of the Acquiring Fund?

A:	Yes. In addition to the same or lower net expenses, as a shareholder of the Acquiring Fund you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

●	Additional Trading Flexibility. As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

●	Increased Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.gabelli.com/funds/etfs.

●	Enhanced Tax Efficiency. Shareholders of the Acquiring Fund may be able to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as a result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. Additionally, ETFs generally experience fewer taxable portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure, potentially resulting in reduced taxable distributions to shareholders.

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Q:	Will I be subject to additional ETF-specific structural risks as a shareholder of the Acquiring Fund?

A:	Yes. As a shareholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that your shares of the Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that the Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds—Investment Risks.”

Q:	Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A:	Yes. As a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Target Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Q:	Will the Target Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A:	No. Neither the Target Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q:	When is the Reorganization expected to occur?

A:	The Reorganization is expected to occur on or about [●], 2026 (the “Closing Date”).

Q:	Will the Reorganization create a taxable event for me?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization qualifies for such tax-free treatment, the Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received).

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

Prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized on or prior to the Closing Date, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year.

You are urged to consult with your tax advisor concerning the tax consequences of the Reorganization.

Q:	Can I purchase, redeem, or exchange shares of the Target Fund before the Reorganization takes place?

A:	Yes. Purchase orders must be received by the Target Fund by [●], 2026. Exchange orders from another Gabelli fund must be received by the Target Fund by [●], 2026. Redemption orders must be received by the Target Fund by [●], 2026. These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

If you redeem or exchange your Target Fund shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them, if the Target Fund shares are held in a taxable account. Such redemptions and exchanges may be subject to any applicable contingent deferred sales charges.

Q:	Will there be any portfolio repositioning or other costs in connection with the Reorganization?

A:	Although the Target Fund and the Acquiring Fund have different investment strategies, the Adviser does not anticipate any material repositioning of the Target Fund’s portfolio holdings in connection with the Reorganization, as the Target Fund’s current portfolio holdings are consistent with the Acquiring Fund’s investment strategies, policies and restrictions.

Q:	Who will bear the costs associated with the Reorganization?

A:	The Adviser will bear the cost of the Reorganization. To the extent there are any transaction costs associated with repositioning the Target Fund’s portfolio holdings prior to the Reorganization, the Target Fund will bear such costs.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 422-3554.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus.

Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRING FUND SHARES

QUESTIONS & ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganization in order to receive shares of the Acquiring Fund.

Q:	What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Reorganization?

A:	If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Reorganization. No further action is required.

Q:	What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Reorganization?

A:	The following account types cannot hold shares of ETFs:

●	Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the NAV of your Target Fund shares.

●	Non-Accommodating Retirement Accounts. If you hold your shares of the Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the NAV of your Target Fund shares.

●	Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at its transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (a “direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made prior to [●], 2026, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, Target Fund shares will be redeemed on [●], 2026, and you will receive cash equal in value to the NAV of your Target Fund shares.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call (800) 422-3554 or contact your financial advisor or other financial intermediary.

Q:	How do I transfer my Target Fund shares from a direct account to a brokerage account that will accept Acquiring Fund shares?

A:	Transferring your shares from a direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q:	How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A:	The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q:	What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A:	If you do not hold your Target Fund shares through a brokerage account that can accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the NAV of your Target Fund shares. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the redemption of your Target Fund shares and return of cash, or the transfer of your Target Fund shares, may be subject to fees and expenses and it may take time for you to receive your cash. Additionally, the redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q:	What if I do not want to own shares of the Acquiring Fund?

A:	If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can exchange your Target Fund shares for shares of another Gabelli mutual fund or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Each of the exchange of your Target Fund shares for shares of another eligible Gabelli mutual fund or the redemption of your Target Fund shares will be a taxable transaction to shareholders in non-tax qualified accounts. The Target Fund expects that the last date to exchange your Target Fund shares into another Gabelli mutual fund prior to the Reorganization will be [●], 2026, and that the last date to redeem your Target Fund shares prior to the Reorganization will be [●], 2026. This date may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 16, 2025

INFORMATION STATEMENT/PROSPECTUS

GABELLI INNOVATIONS TRUST

Gabelli Media Mogul Fund

GABELLI ETFs TRUST

Gabelli Opportunities in Live and Sports ETF

One Corporate Center

Rye, New York 10580-1422

(800) 422-3554

This combined Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of Gabelli Media Mogul Fund (the “Target Fund”), a series of Gabelli Innovations Trust (the “Target Trust”), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized into Gabelli Opportunities in Live and Sports ETF (the “Acquiring Fund”), a series of Gabelli ETFs Trust (the “Acquiring Trust”), a Delaware statutory trust. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Target Fund and the Acquiring Fund are advised by Gabelli Funds, LLC (the “Adviser”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Target Fund currently operates as an open-end mutual fund. The Target Fund, an open-end mutual fund, will be reorganized into the Acquiring Fund, an exchange-traded fund (“ETF”).

The Board of Trustees of the Target Trust (the “Target Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) have determined that the Reorganization is in the best interests of each Fund, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

Shareholders that own the majority of the outstanding shares of the Target Fund have approved the Reorganization by written consent. As a result, the Target Fund is not seeking further shareholder approval for the Reorganization. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Funds have the same investment objective but different principal investment strategies, risks and investment restrictions and policies. For more information on each Fund’s investment strategies, see “Summary— Investment Objectives and Principal Investment Strategies” below.

The Reorganization Agreement provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired (the “Acquiring Fund Shares”); (ii) the pro rata distribution of such shares to the shareholders of the Target Fund; and (iii) the complete liquidation and dissolution of the Target Fund.

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The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. If you remain a shareholder of the Target Fund on the Closing Date of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your Target Fund shares will be redeemed on [●], 2026. If you hold your Target Fund shares through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the redemption of your Target Fund shares and return of cash, or the transfer of your Target Fund shares, may be subject to fees and expenses and it may take time for you to receive your cash. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

The aggregate NAV of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by such shareholders of the Target Fund immediately prior to the Reorganization minus any cash paid to some shareholders of the Acquiring Fund as discussed above.

The Reorganization is anticipated to close on or about [●], 2026 (the “Closing Date”). The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the Closing Date.

In preparation for the closing of the Reorganization, purchase orders must be received by the Target Fund by [●], 2026. Exchange orders from another Gabelli fund must be received by the Target Fund by [●], 2026. Redemption orders must be received by the Target Fund by [●], 2026. These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to shareholders.

Any shares of the Target Fund that you hold after the final redemption date listed above will be reorganized into shares of the Acquiring Fund as a result of the Reorganization (unless you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, as described above).

This Information Statement/Prospectus sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Information Statement/Prospectus:

●	the Statement of Additional Information dated [●], 2026, relating to this Information Statement/Prospectus;

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●	the Prospectus relating to the Target Fund, dated January 28, 2025, as supplemented (the “Target Fund Prospectus”), which is on file with the SEC (File Nos. 811-23395 and 333-228684) (Accession No. 0001829126-25-000458);

●	the Statement of Additional Information relating to the Target Fund, dated January 28, 2025, as supplemented (the “Target Fund SAI”), which is on file with the SEC (File Nos. 811-23395 and 333-228684) (Accession No. 0001829126-25-000458);

●	the Prospectus relating to the Acquiring Fund, dated December [●], 2025 (the “Acquiring Fund Prospectus”), which is on file with the SEC (File Nos. 811-23568 and 333-238109) (Accession No. [●]);

●	the Statement of Additional Information relating to the Acquiring Fund, dated December [●], 2025 (the “Acquiring Fund SAI”), which is on file with the SEC (File Nos. 811-23568 and 333-238109) (Accession No. [●]); and

●	the Annual Financial Statements of the Target Fund for the fiscal year ended September 30, 2025, included in the Target Fund’s Form N-CSR, which is on file with the SEC (File Nos. 811-23395 and 333-228684) (Accession No. 0001829126-25-009733).

Except as otherwise described herein, the policies and procedures set forth under “Purchase and Sale of Shares” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Because the Acquiring Fund recently commenced operations, no financial statements are available for it.

Copies of the foregoing can be obtained on a website maintained by Gabelli Funds, LLC at www.gabelli.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to the relevant Fund by calling (800) 422-3554 or by writing to the respective Fund at One Corporate Center, Rye, New York 10580-1422. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is One Corporate Center, Rye, New York 10580-1422, and the telephone number is (800) 422-3554.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Information Statement/Prospectus is [●], 2026.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Information Statement/Prospectus carefully.

Gabelli Media Mogul Fund (the “Target Fund”) is a series of Gabelli Innovations Trust, a Delaware statutory trust. Gabelli Opportunities in Live and Sports ETF (the “Acquiring Fund”) is a series of Gabelli ETFs Trust (the “Acquiring Trust”), a Delaware statutory trust. The Funds open-end management investment companies registered with the Securities and Exchange Commission (“SEC”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” The Acquiring Fund, following completion of the Reorganization (as defined below), may be referred to as the “Combined Fund” in this Information Statement/Prospectus.

Gabelli Funds, LLC (the “Adviser”) serves as the investment adviser to the Target Fund and the Acquiring Fund. The Target Fund publicly offers its shares on a continuous basis, and shares may be purchased through the Target Fund’s distributor, G.distributors, LLC (the “Distributor”), and certain intermediaries. Shares of the Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only in aggregations of a specified number of shares (“Creation Units”) or multiples thereof. Only an “authorized participant” may engage in creation or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a Creation Unit.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Fund and the Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Board of Trustees of the Target Fund (the “Target Board” and together with the Acquiring Board, the “Boards” and each, a “Board”), including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), have each unanimously approved the reorganization of the Target Fund into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”).

The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Reorganization Agreement provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund; and (iii) the complete liquidation and dissolution of the Target Fund.

If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. If you hold your shares directly with the Target Fund, your Target Fund shares will be redeemed on [•], 2026. If you hold your shares of the Target Fund through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. It may take time for you to receive your cash. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

The Reorganization is expected to close on or about [●], 2025 (the “Closing Date”).

Background and Reasons for the Reorganization

The Adviser proposed that the Target Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of the Target Fund shareholders. As discussed in more detail below, these shareholder benefits include the same or lower net expenses, additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

●	Additional Trading Flexibility. As a shareholder of the Target Fund you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

●	Increased Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings. Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.gabelli.com.

●	Enhanced Tax Efficiency. Shareholders of the Acquiring Fund may be able to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as a result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. Additionally, ETFs generally experience fewer taxable portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure, potentially resulting in reduced taxable distributions to shareholders.

On December 8, 2025, the Target Board and the Acquiring Board, including all of the Independent Trustees of each Board, unanimously approved the Reorganization Agreement. The Boards determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Boards’ determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Boards did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Boards considered a number of factors, including, but not limited to, the following:

●	the Target Fund and the Acquiring Fund have the same investment objective;

●	the Funds have different principal investment strategies and industry concentration policies. The Target Fund has a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in the media industry and has a fundamental policy to concentrate in the media industry, while the Acquiring Fund has a policy to invest, under normal market conditions, at least 80% of the value of its net assets in securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors and has a fundamental policy to concentrate in the group of industries comprising the live media and entertainment and sports sectors. The Adviser believes that the Acquiring Fund’s investment strategies and industry concentration policy encompass a broader universe of potential investments, which would provide the Adviser with latitude to invest in companies in other industries that have better prospectus for investment returns. See “Comparison of the Funds”;

●	assuming the Reorganization had occurred on September 30, 2025, the Combined Fund would have (A) total annual fund operating expenses that are estimated to be lower than those of each of the share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses that are estimated to be the same as or lower than those of each of the share classes of the Target Fund prior to the Reorganization;

●	the contractual management fee rate for the Combined Fund is expected to be the same as the contractual advisory fee rate for the Target Fund;

●	the net annual fund operating expenses for the Combined Fund are expected to be the same as or lower than those of the share classes of the Target Fund;

●	the portfolio manager who currently manages the Target Fund is one of the two portfolio managers who manage the Acquiring Fund (as described in “Comparison of the Funds—Management of the Funds”);

●	the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

●	the Distributor’s voluntary waiver of all Distribution and Service (12b-1) Fees on Class A Shares beginning on December 31, 2025.

●	there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received), because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized on or prior to the Closing Date, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year;

●	the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV such shareholder of the Target Fund owns immediately prior to the Reorganization (unless such shareholder holds shares of the Target Fund through a brokerage account that cannot accept shares of the Acquiring Fund, through a direct individual retirement account or through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund), and the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

●	the Adviser will pay the expenses in incurred in connection with the Reorganization;

●	shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive Acquiring Fund shares; and

●	omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem their Target Fund shares prior to the Reorganization.

Investment Objectives and Principal Investment Strategies

The Funds have the same investment objective but different principal investment strategies.

Investment Objectives. The Target Fund and the Acquiring Fund have the same investment objective, which is to provide capital appreciation. Following completion of the Reorganization, the Combined Fund will have the same investment objective as the Funds.

Principal Investment Strategies. The Target Fund and the Acquiring Fund have different principal investment strategies. The Target Fund invests, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in the media industry, whereas the Acquiring Fund invests, under normal market conditions, at least 80% of the value of its net assets in securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors. For a more detailed comparison of the Funds’ principal investment strategies, please see “Comparison of the Funds – Investment Objectives and Principal Investment Strategies” below.

Fees and Expenses

The Target Fund currently operates as an open-end mutual fund. The Target Fund will be reorganized into an ETF though the reorganization of the Target Fund into the Acquiring Fund, an ETF. ETFs are structurally different from mutual funds in several important aspects:

●	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

●	A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

●	A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

In connection with the Reorganization, shareholders who hold their shares of the Target Fund through a brokerage account that can accept shares of an ETF will receive ETF shares of the Acquiring Fund equal in value to their investment in the Target Fund, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. Some shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment.

Fee Tables as of September 30, 2025

The fee tables below provide information about the fees and expenses attributable to the Target Fund assuming the Reorganization had taken place on September 30, 2025 (the end of the Fund’s most recently completed fiscal year), and the estimated pro forma fees and expenses attributable to the pro forma Acquiring Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the fiscal year ended September 30, 2025 for the Target Fund and the pro forma Acquiring Fund, with restatements to reflect certain changes to the other expenses and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. The fee tables do not reflect the costs associated with the Reorganization. There is no separate pro forma combined column because the Acquiring Fund pro forma tables show the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. For information concerning the net assets of each Fund as of September 30, 2025, see “Other Information—Capitalization.”

You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the tables and examples below. With respect to the Target Fund, you may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the Target Fund Prospectus, which is incorporated herein by reference.

Fee Tables of the Target Fund and the Pro Forma Acquiring Fund

(as of September 30, 2025)

Target Fund Class A Shares into Acquiring Fund

	Target Fund Class A Shares		Pro Forma Acquiring Fund Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[l]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as percentage of amount invested)	None		None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%		None
Exchange Fee	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%		0.90	%(1)
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	3.90%		—	%(2)
Total Annual Fund Operating Expenses	5.15%		0.90%
Less Fee Waiver and/or Expense Reimbursement	(4.00)	%(3)	(0.90)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%		0.00%

(1)	The investment advisory agreement between the Acquiring Trust and the Adviser provides that the Adviser will pay all operating expenses of the Acquiring Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses, and any extraordinary expenses.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Target Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, distribution expenses, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Target Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount to the Adviser, but only to the extent the Target Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through at least January 28, 2026, and may be terminated only by the Target Board before such time.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in the Funds for the time periods indicated (for the fiscal year ended September 30, 2025) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Acquiring Fund is not operational and does not currently have investment assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class A Shares	$685	$1,692	$2,695	$5,191
Pro Forma Acquiring Fund Shares	$0	$196	$410	$1,025

Target Fund Class I Shares into Acquiring Fund

	Target Fund Class I Shares		Pro Forma Acquiring Fund Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[l]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as percentage of amount invested)	None		None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%		None
Exchange Fee	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%		0.90	%(1)
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses	3.90%		—	%(2)
Total Annual Fund Operating Expenses	4.90%		0.90%
Less Fee Waiver and/or Expense Reimbursement	(4.00)	%(3)	(0.90)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%		0.00%

(1)	The investment advisory agreement between the Acquiring Trust and the Adviser provides that the Adviser will pay all operating expenses of the Acquiring Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses, and any extraordinary expenses.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(3)	The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Target Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, distribution expenses, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Target Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount to the Adviser, but only to the extent the Target Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through at least January 28, 2026, and may be terminated only by the Target Board before such time.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund. The Example assumes that you invest $10,000 in the Funds for the time periods indicated (for the fiscal year ended September 30, 2025) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Reorganization; the Acquiring Fund is not operational and does not currently have investment assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class I Shares	$92	$1,113	$2,136	$4,703
Pro Forma Acquiring Fund Shares	$0	$196	$410	$1,025

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended September 30, 2025, the Target Fund had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio (the Acquiring Fund is not operational and does not currently have investment assets):

Fund	Fiscal Year End	Rate
Target Fund	9/30/2025	14%

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Code. If the Reorganization qualifies for such tax-free treatment, the Target Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received). As a condition to the closing of the Reorganization, each of the Target Trust and the Acquiring Trust will receive an opinion from Paul Hastings LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the Reorganization” section below. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

The receipt of cash in lieu of fractional Acquiring Fund shares, if any, will be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference in its tax basis in its fractional Target Fund shares and the amount of cash received.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized on or prior to the Closing Date, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year.

For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange, Transfer and Valuation of Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are described further in “Comparison of the Funds—Purchase, Redemption, Exchange and Transfer of Shares” below. You may refer to the Acquiring Fund prospectus under the sections entitled “Purchase and Sale of Shares” and “Creations and Redemptions” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund prospectus provides information under the sections entitled “Purchase of Shares,” “Redemption of Shares,” and Exchange of Shares” with respect to the procedures applicable to purchases, redemptions and exchanges of the shares of the Target Fund.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the Funds’ investment objectives, principal investment strategies and investment risks, followed by a description of the Funds’ fundamental investment restrictions. In addition, this section provides comparative performance charts and tables and information regarding management of the Funds and their investment advisory and administration agreements, as well as information about the Funds’ other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange, transfer and valuation of shares and market timing policies.

Investment Objectives and Principal Investment Strategies

The Target Fund and the Acquiring Fund have the same investment objective but different principal investment strategies. While the Target Fund has a policy to invest, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in the media industry, the Acquiring Fund has a policy to invest, under normal market conditions, at least 80% of the value of its net assets in securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors.

	Target Fund	Acquiring Fund
Investment Objective	To provide capital appreciation.	To provide capital appreciation.
Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the media industry. Media industry companies are companies that are primarily engaged in the production, sale and distribution of goods or services used in the media industry. Media industry companies are companies that derive at least 50% of their revenue from the production or distribution of information and entertainment content, and may include television and radio stations, motion picture companies, print publishing and providers of internet content, as well as satellite service providers, cable service providers and advertising service providers. The Fund will specifically invest in companies that were spun-off from Liberty Media Corporation (“Liberty Media”) as constituted in 2001, as well as in companies that resulted from subsequent mergers of any such spin-offs or stocks that track performance of such spin-offs or companies that resulted from subsequent mergers of any such spin-offs, and in public companies in which Liberty Media and its successor companies invest. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended.

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund invests at least 80% of the value of its net assets in securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors. As a fundamental policy, the Fund will concentrate (invest at least 25% of the value of its net assets) in the securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors. The Fund may invest in the equity securities of such companies, such as common stock, or preferred stock of such companies in accordance with the foregoing 80% policy. The Fund may also invest in foreign securities, including, but not limited to, direct investments in securities of foreign issuers and investments in American Depositary Receipts that represent indirect investments in securities of foreign issuers. The Fund may invest in companies without regard to market capitalization. In addition, the Fund may invest up to 10% of the value of its net assets in option contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Target Fund	Acquiring Fund

Liberty Media was spun off from AT&T Corporation in August 2001, as an amalgamation of, among others, media and telecommunications related assets. The company’s chairman and largest shareholder since inception has been Dr. John C. Malone. Since 2001, Liberty Media has engaged in a series of spin-offs, split-offs, mergers, and tracking stock issuances. Tracking stocks are generally common stocks issued by a parent company that track performance of a particular division of a company without having claim on the assets of the division or the parent company.

The current investable universe includes U.S. and non-U.S. listed companies in all capitalization ranges in the media industry. The Adviser will weight these securities utilizing factors including, but not limited to the attractiveness of a security’s valuation and the potential for a catalyst or event that might surface underlying value in a particular security.

The Fund’s policy of concentration in companies in the media industry is a fundamental policy. Fundamental policies may not be changed without the authorization of a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Fund considers a company to be principally engaged in the live media and entertainment sector if it devotes a significant portion of its assets to or derives at least 50% of its revenues from the development, production or distribution of live media and entertainment. Live media and entertainment include, but are not limited to, television and radio stations, motion picture companies, print publishing and providers of internet content, as well as satellite service providers, cable service providers and advertising service providers.

The Fund considers a company to be principally engaged in the group of industries comprising the sports sector if it devotes a significant portion of its assets to or derives at least 50% of its revenues from sports-related activities. Sports-related activities include, but are not limited to, the following: (i) the direct operation or ownership of sports teams or leagues; (ii) the development or monetization of sports-related real estate (e.g., stadiums, sports resorts, or experiential venues such as golf and ski destinations)); (iii) the sale of sports-related products or services (e.g., athletic apparel, equipment, or ticketing); and (iv) sports media and content distribution. A company with indirect or adjacent exposure to a sports-related activity—such as an event promoter, live entertainment company, or large conglomerate with business lines that own or operate sports assets—may also qualify for investment if the Adviser believes the sports-related component represents a meaningful portion of the company’s business value.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock and preferred stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.

Target Fund	Acquiring Fund

The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. Further, the Adviser looks for a catalyst, something indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business. The Adviser expects to seek to sell any Fund investments that lose their perceived value relative to other investments, which could occur because of, among other things, a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

In selecting investments for the Fund, the Adviser seeks issuers that:

●     are principally engaged in the sports sector;

●     are well managed;

●     are undervalued; and

●     may be subject to a catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

The Adviser believes that the current market, economic and regulatory environment is favorable for sports companies. The Adviser believes that there are opportunities available in the sports sector in light of potential consolidation, expanding technological innovation, and continuing demand for sports related goods and services.

Investment Risks

The Target Fund and the Acquiring Fund have different risk profiles due to the differences between their principal investment strategies and the structural differences between mutual funds and ETFs. The principal investment risks of each Fund are set out in the tables below. Following completion of the Reorganization, the Combined Fund will have the same principal investment risks as the Acquiring Fund.

Risk	Target Fund	Acquiring Fund
Absence of an Active Market	—	Principal Risk
American Depositary Receipts (“ADRs”) Risk	—	Principal Risk
Authorized Participant Concentration Risk	—	Principal Risk
Communication Services Risk	Principal Risk	Principal Risk
Concentration Risk	—	Principal Risk
Early Close/Trading Halt Risk	—	Principal Risk
Equity Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
Geopolitical Risk	Principal Risk	Principal Risk
Growth Stock Risk	—	Principal Risk
Industry Concentration Risk	Principal Risk	—
Infectious Illness Risk	Principal Risk	—
Inflation Risk	Principal Risk	Principal Risk
Issuer Risk	—	Principal Risk
Large-Capitalization Company Risk	Principal Risk	Principal Risk
Large Shareholder Risk	—	Principal Risk
Management Risk	Principal Risk	Principal Risk
Market Risk	Principal Risk	Principal Risk
Market Trading Risk	—	Principal Risk
Mid-Capitalization Company Risk	Principal Risk	Principal Risk
New Fund Risk	—	Principal Risk
Non-Diversification Risk	Principal Risk	Principal Risk
Options Risk	—	Principal Risk
Preferred Stock Risk	—	Principal Risk
Professional Sports Risk	—	Principal Risk
Small-Capitalization Company Risk	Principal Risk	Principal Risk
Tracking Stock Risk	Principal Risk	—
Trading Issues Risk	—	Principal Risk
Value Investing Risk	Principal Risk	Principal Risk

Target Fund	Acquiring Fund
N/A	Absence of an Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may lead to wider bid-ask spreads and may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells Fund shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
N/A	American Depositary Receipts (“ADRs”) Risk. Investment in ADRs does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
N/A	Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Fund and no other Authorized Participant steps forward to create or redeem, Fund shares may trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs, generally. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes. Additionally, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of those shares.

Target Fund	Acquiring Fund
Communication Services Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communications services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.	Communication Services Risk. The Fund’s investments include securities issued by companies that conduct business in the communication services sector. The communication services sector consists of, among other things, companies in the media and entertainment industry. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines. The communication services sector is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. The Fund’s investments in the communication services sector include companies in the media and entertainment industry, which are subject to risks that include competition, particularly with respect to products and services using new technologies; high costs of production, research and development for new content, products and services; cyclicality of revenues and earnings; changing consumer tastes and preferences; and decreases in the discretionary income of targeted consumers.
N/A

Concentration Risk. The Fund concentrates its investments in securities issued by companies in the group of industries comprising the live media and entertainment and sports sectors, which means the Fund is less diversified than a fund investing in a broader range of industries, and is particularly sensitive to developments affecting companies in the live media and entertainment and sports sectors. Risks associated with investments in the live media and entertainment and sports sectors include, among others:

●     Communication Services Risk. (See above.)

●     Professional Sports Risk. (See below.)

N/A	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any security for which trading has been halted for an extended period of time will be disclosed on the Fund’s website, www.gabelli.com.

Target Fund	Acquiring Fund

Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will fluctuate, sometime rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances, such as management quality and earnings. Holders of equity securities only have rights to value in the company only after all issuer debts have been paid and they could lose their entire investment in a company that encounters financial difficulty. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

Equity Risk. Equity risk is the risk that the prices of the equity securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause an equity security to be worth less than it was worth when it was purchased by the Fund. Because the value of equity securities, and thus shares of the Fund, could decline, you could lose money.

Foreign Securities Risk. The Fund that invests outside the United States carries additional risks that include:

●     Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

●     Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

●     Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

●     Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

●     Regulatory Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war. In addition, issuers in which the Fund invests in may be located in certain foreign markets that may experience from time to time reduced levels of governmental regulation of foreign securities markets, and/or less developed accounting, auditing and financial standards. As a result, such issuers may be disproportionately impacted than issuers located in markets that have well developed accounting, auditing and financial standards.

Foreign Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Target Fund	Acquiring Fund

●     Pricing Risk — To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security. In addition, there may be deviations between the market price of the Fund’s shares and the value of the underlying foreign securities held by the Fund. Moreover. because of differences in settlement times and/or foreign market holidays, the Fund’s ability to buy, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities may be restricted and as a result, this may negatively impact a shareholder’s investment in the Fund.

Geopolitical Risk. Occurrence of global events, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.	Geopolitical Risk. Occurrences of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. There is significant uncertainty as to further actions that may be taken by the U.S. and foreign governments with respect to trade policy. In addition, Russia’s military invasion of Ukraine and the conflict between Israel and Hamas, and the potential for wider conflict, have increased volatility and uncertainty in the financial markets, adversely affected regional and global economies, and could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations. These events, as well as other recent geopolitical events, such as rising tensions between the Chinese government and Taiwan and the United Kingdom’s departure from the European Union (commonly referred to as “Brexit”) and related changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
N/A	Growth Stock Risk. Securities of “growth companies” (i.e., companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation) may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks (i.e., stocks that are trading at a price lower relative to their fundamentals, such as dividends, earnings, or sales) that can cushion stock prices in a falling market. Stocks of companies the Adviser believes are fast-growing may trade at a higher

Target Fund	Acquiring Fund
Industry Concentration Risk. The Fund invests at least 25% of its assets in companies in specific industries. As a result, the value of the Fund’s shares will be more susceptible to factors affecting those particular types of companies in those specific industries, which may include, among others, governmental regulation, greater price volatility for the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to consumer tastes and demands.	N/A
Infectious Illness Risk. A widespread outbreak of an infectious illness may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.	N/A
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation is often accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

Target Fund	Acquiring Fund
N/A	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.

Large Capitalization Company Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large capitalization companies. Large capitalization companies generally experience slower rates of growth in earnings per share than do mid and small capitalization companies.
N/A	Large Shareholder Risk. Certain shareholders, including the Adviser and its affiliates, may own a substantial amount of the Fund’s shares. The disposition of shares by large shareholders, resulting in redemptions through or by Authorized Participants, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares. The form of a large shareholder’s contribution and any redemption activity in the Fund can adversely affect the tax efficiency of the Fund.
Management Risk. If the portfolio managers are incorrect in their assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the Adviser’s strategy may produce returns that are different from other mutual funds that invest in similar securities.	Management Risk. If the portfolio managers are incorrect in their assessment of the investment prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other funds that invest in similar securities.

Target Fund	Acquiring Fund
Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in each of the Fund’s portfolios may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.
N/A

Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than when you acquired shares. In addition, the market price of shares includes a “bid-ask spread” charged by the market makers or other participants that trade the shares. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

Where all or a portion of the Fund’s underlying securities trade in a foreign market that is closed when the domestic market in which the Fund’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the Fund’s domestic trading day. This could lead to differences between the market price of the Fund’s shares and the underlying value of the shares.

Target Fund	Acquiring Fund
Mid-Capitalization Company Risk. Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have U.S. issuers or other securities or instruments that have lower trading volumes. Additionally, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of those shares.	Mid-Capitalization Company Risk. Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have narrower product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.
N/A	New Fund Risk. The Fund is a new fund with no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.
Non-Diversification Risk. The Fund is classified as a “non-diversified” fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” fund. As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.	Non-Diversification Risk. The Fund is classified as a “non-diversified” fund. As a non-diversified fund, more of the Fund’s assets may be focused in the securities of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.
N/A	Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the Fund will lose money if the value of the reference index or security falls below the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the seller (writer) of a call option, the Fund will lose money if the value of the reference index or security rises above the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.

Target Fund	Acquiring Fund
N/A	Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
N/A	Professional Sports Risk. Professional sports teams depend on the performance and/or popularity of their franchises, and they compete with other sporting events, which are delivered through the Internet and online services (e.g., streaming), mobile applications, television networks, radio and other sources. Professional sports teams also depend on attracting attendance to competitions at their home venues, and they compete with other leisure-time activities and entertainment options such as television shows, motion pictures, concerts and other live performances, restaurants, nightlife venues, Internet websites and other online applications such as social media and social networking platforms, and other sources of entertainment. Economic downturns and other adverse conditions, such as suspension of sports events or limitations on in-person attendance at such events, can negatively affect professional sports companies’ operations. Professional sports companies also depend on the on-field success of their teams, which is affected by the teams’ ability to develop, obtain and retain talented players.
Small-Capitalization Company Risk. Investing in securities of small-capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller-capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their product or services, than larger-capitalization companies. The stocks of smaller-capitalization companies tend to have less trading volume than stocks of larger-capitalization companies. Less trading volume may make it more difficult for the Adviser to sell securities of smaller-capitalization companies at quoted market prices. Finally, there are periods when investing in smaller-capitalization stocks falls out of favor with investors and the stocks of smaller-capitalization companies underperform.	Small Capitalization Company Risk. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

Target Fund	Acquiring Fund
Tracking Stock Risk. The Fund invests in tracking stocks, which are typically a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. If the business unit or division does poorly, the value of the tracking stock may decrease even if the parent company as a whole performs well. The tracking stock may pay dividends to its shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of the tracking stock. However, holders of the tracking stock may not have the same rights as holders of the parent company’s common stock. In the event of the parent company’s liquidation, tracking stock shareholders typically do not have a legal claim on the parent company’s assets.	N/A
N/A	Trading Issues Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Secondary market trading in the Fund’s shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Value Investing Risk. The Fund invests in “value” stocks. From time to time, “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.	Value Investing Risk. The Fund invests in “value” stocks. The portfolio managers may be wrong in the assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

Fundamental Investment Restrictions

A “fundamental” investment restriction is one that may not be changed without shareholder approval. The fundamental investment restrictions of the Target Fund and the Acquiring Fund are generally similar, but there are some differences. The Funds have different restrictions relating to industry concentration: the Target Fund has a fundamental policy to concentrate in media industry, while the Acquiring Fund has a fundamental policy to concentrate in the group of industries comprising the live media and entertainment and sports sectors. In addition, the Target Fund has a fundamental investment restriction relating to pledging, hypothecating, mortgaging or otherwise encumbering its assets, while the Acquiring Fund does not, and the Target Fund has a fundamental investment restriction relating to investing for the purpose of exercising control over management of any company, while the Target Fund does not. The Funds’ other fundamental investment restrictions are substantively similar but worded differently. A comparison of the Funds’ fundamental investment restrictions is set forth below.

Restriction	Target Fund	Acquiring Fund
Industry Concentration	The Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry or group of industries except that the Fund will invest 25% or more in the media industry.	The Fund may not invest 25% or more of the value of its total assets in any one industry, except that under normal market conditions, the Fund will invest at least 25% of the value of its net assets in the securities of companies principally engaged in the group of industries comprising the live media and entertainment and sports sectors.
Borrowing and Senior Securities	The Fund may not borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.	The Fund may not borrow money, except to the extent permitted by applicable law. The Fund may not issue senior securities, except to the extent permitted by applicable law.
Commodities	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.	The Fund may not Purchase or sell commodities or commodity contracts.
Loans	The Fund may not make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements.	The Fund may not Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.
Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.	The Fund may not Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
Underwriting	The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwrite.	The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Restriction	Target Fund	Acquiring Fund
Pledging, Hypothecating, Mortgaging or Otherwise Encumbering Assets	The Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets.	N/A
Investing for the Purpose of Exercising Control	N/A	The Fund may not invest for the purpose of exercising control over management of any company.

Performance Information

After the Reorganization, the Target Fund will be the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund, even after liquidation of the Target Fund.

The bar chart and table that follow provide an indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for one year, five years, and ten years compared with those of a broad-based securities market index. The Target Fund’s past performance (before and after taxes) does not predict how the Target Fund will perform in the future. Updated information on the Target Fund’s results can be obtained by visiting www.gabelli.com.

The Target Fund has different principal investment strategies than the Acquiring Fund. The Target Fund’s performance prior to the Reorganization may have been different if the Acquiring Fund’s principal investment strategies had been in effect.

TARGET FUND

(TOTAL RETURNS FOR CLASS I SHARES FOR THE YEARS ENDED DECEMBER 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 23.20% (quarter ended December 31, 2020) and the lowest return for a quarter was (33.30)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2024, with maximum sales charges, if applicable)	Past One Year	Past Five Years	Since Inception
Target Fund Class I Shares (first issued December 1, 2016)
Return Before Taxes	1.13%	(3.67)%	(0.42)%

Return After Taxes on Distributions	0.81%	(3.96)%	(0.61)%

Return After Taxes on Distributions and Sale of Fund Shares	0.93%	(2.72)%	(0.31)%

Class A Shares (first issued May 17, 2022)*

Return Before Taxes	(4.90)%	(4.92)%	(1.23)%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)**	25.02%	14.53%	14.97%

*	The Class I Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares on May 17, 2022.

**	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Investors cannot invest directly in the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Target Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown for Class I shares only and will vary for Class A shares.

Management of the Funds

Gabelli Funds, LLC (the “Adviser”), located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $23.0 billion as of September 30, 2025. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMI. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GAMI. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $12.0 billion as of September 30, 2025; Teton Advisors, LLC (previously Teton Advisors, Inc., with assets under management of approximately $540 million as of June 30, 2025), acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.4 billion as of September 30, 2025. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc., the parent of Teton Advisors, LLC, as of December 31, 2024. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Associated Capital. Effective May 28, 2025, Keeley-Teton Advisors, LLC transferred its investment management business to the Adviser.

Portfolio Managers

Mr. Christopher J. Marangi is primarily responsible for the day-to-day management of the Target Fund and has served as portfolio manager of the Target Fund since 2019.

Messrs. Marangi and Alec Boccanfuso are jointly and primarily responsible for the day-to-day management of the Acquiring Fund.

	Target Fund	Acquiring Fund
Portfolio Manager(s)	Christopher J. Marangi	Christopher J. Marangi Alec Boccanfuso

Mr. Marangi joined Gabelli in 2003 and currently serves as a Managing Director and Co-Chief Investment Officer of its Value Team. Mr. Marangi is a portfolio manager of the Adviser, managing several funds within the Gabelli Fund Complex, and GAMCO, on its institutional and high net worth accounts team. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Mr. Boccanfuso joined Gabelli in 2018 as an analyst covering communications services and technology with a focus on interactive entertainment and outdoor leisure products. He graduated with honors from New York University with a BS in finance, and holds an MBA from Columbia Business School. He currently serves as a research analyst and portfolio manager for the Adviser managing funds within the Gabelli Fund Complex.

The Target Fund SAI and the Acquiring Fund SAI provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Investment Advisory Contracts

Advisory Fees

Target Fund

The Adviser serves as an investment adviser to the Target Fund pursuant to an Investment Advisory Contract (the “Target Fund Advisory Contract”). Pursuant to the Target Fund Advisory Contract, the Adviser is entitled to a fee, computed daily and payable monthly, in an amount equal on an annualized basis to 1.00% of the Target Fund’s daily average daily net asset value.

Pursuant to an operating expenses limitation agreement, the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse expenses of the Target Fund to the extent necessary to maintain the total annual fund operating expenses after fee waiver and expense reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90%. Under this same arrangement, the Target Fund has also agreed, during the three year period following the date of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Target Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. This arrangement is in effect through at least January 28, 2026, and may be terminated only by the Target Board before such time.

A discussion of the basis for the Target Board’s approval of the Target Fund Advisory Contract is included in the Target Fund’s Form N-CSR for the fiscal year ended September 30, 2025.

Acquiring Fund

The Adviser serves as an investment adviser to the Acquiring Fund pursuant to an Investment Advisory Contract (the “Acquiring Fund Advisory Contract”). Pursuant to the Acquiring Fund Advisory Contract, the Adviser is entitled to a fee, computed daily and payable monthly at the annual rate of 0.90% of the Acquiring Fund’s daily average net asset value. The Acquiring Fund Advisory Contract provides for a “unitary fee” arrangement, under which the Adviser pays all operating expenses of the Acquiring Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portion transactions, including brokerage commissions, distribution fees or expenses, litigation expenses, and extraordinary expenses. By contrast, the Target Fund Advisory Contract does not have a unitary fee arrangement.

Pursuant to a fee waiver agreement, the Adviser has contractually agreed to waive the Acquiring Fund’s management fee of 0.90% for at least one year from the effective date of the Acquiring Fund’s registration statement, and this arrangement cannot be terminated by the Acquiring Fund or the Adviser before such time. The Adviser is not permitted to recoup any such waived fees.

A discussion regarding the basis for the Acquiring Board’s approval of the Acquiring Fund Advisory Contract will be available in the Acquiring Fund’s Form N-CSR for the fiscal period ending June 30, 2026.

Combined Fund

The Acquiring Fund Advisory Contract will remain in place following the Reorganization, and the management fee rate applicable to the Combined Fund under the Acquiring Fund Advisory Contract will be identical to the current management fee rate applicable to the Acquiring Fund.

Terms of the Advisory Contracts

Target Fund

Pursuant to the Target Fund Advisory Contract, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day-to-day investment decisions for the Target Fund, arranges the portfolio transactions for the Target Fund, and manages the Target Fund’s investments in accordance with the stated policies of the Target Fund, subject to the general supervision of the Target Board.

Under the Target Fund Advisory Contract, the Adviser also: (i) maintains the Target Fund’s books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Target Fund’s custodian, transfer agent and dividend disbursing agent, The Bank of New York Mellon (the “Custodian”) and SS&C Global Investor & Distribution Solutions, Inc. (“Transfer Agent” and “Dividend Disbursing Agent”); (ii) transmits purchase and redemption orders for the Target Fund’s shares to the extent not transmitted by the Target Fund’s Distributor or others who purchase and redeem shares; (iii) initiates all money transfers to the Target Fund’s Custodian and from the Target Fund’s Custodian for the payment of the Target Fund’s expenses, investments, dividends and share redemptions; (iv) reconciles account information and balances among the Target Fund’s Distributor, Adviser, Custodian, Transfer Agent and Dividend Disbursing Agent; (v) provides the Target Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Target Fund’s needs; (vi) prepares, but does not pay for, all reports by the Company, on behalf of the Target Fund, to its shareholders and all reports and filings required to maintain the registration and qualification of the Target Fund’s shares under federal and state law including periodic updating of the Target Trust’s registration statement and prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Target Fund’s shares; (viii) preparing notices and agendas for meetings of the Target Fund’s shareholders and the Target Board as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Target Board; and (ix) oversee the performance of administrative and professional services to the Target Fund by others, including BNY Mellon Investment Servicing (US) Inc., the Target Fund’s sub-administrator (the “Sub-Administrator”), the Target Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Target Fund.

The Target Fund Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Target or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Target Fund. However, the Target Fund Advisory Contract provides that the Target Fund is are not waiving any rights it may have with respect to any violation of law which cannot be waived. The Target Fund Advisory Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Target Fund. The Target Fund Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Target Fund has agreed by the terms of the Target Fund Advisory Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Target Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Target Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Target Fund Advisory Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Target Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Target Fund Advisory Contract. The Target Fund Advisory Contract is terminable without penalty by the Target Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of the Target Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

Acquiring Fund

Pursuant to the Acquiring Fund Advisory Contract, the Adviser furnishes a continuous investment program for the Acquiring Fund’s portfolio, makes the day-to-day investment decisions for the Acquiring Fund, arranges the portfolio transactions for the Acquiring Fund, and manages the Acquiring Fund’s investments in accordance with the stated policies of the Acquiring Fund, subject to the general supervision of the Board.

Under the Acquiring Fund Advisory Contract, the Adviser also (i) provides the Acquiring Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Acquiring Fund, including maintaining certain books and records and overseeing the activities of the Acquiring Fund’s Custodian (as defined below) and Transfer Agent (as defined below); (ii) oversees the performance of administrative and professional services to the Acquiring Fund by others, including The Bank of New York Mellon, the Acquiring Fund’s Sub-Administrator (the “Sub-Administrator” or “BNYM”), BNYM, the Acquiring Fund’s Custodian, the Bank of New York Mellon Corporation (“BNYM” or the “Transfer Agent”) Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Acquiring Fund; (iii) provides the Acquiring Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Acquiring Fund’s registration statement, prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Acquiring Fund’s tax returns, and reports to the Acquiring Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of shares of the Acquiring Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Acquiring Fund and/or its shares under such laws; and (viii) prepares notices and agendas for meetings of the Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The Adviser will monitor on an on-going basis how shares of the Acquiring Fund trade, including the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. The Acquiring Fund’s spread may also be impacted by the liquidity of the underlying securities held by the Acquiring Fund, particularly in instances of significant volatility of the underlying securities. Authorized Participants may acquire shares directly from the Acquiring Fund and may tender their shares for redemption directly to the Acquiring Fund, at net asset value per share only in Creation Units. Should there be extended periods during which shares trade at a significant premium or discount to NAV or of unusually wide bid/ask spreads, the Board will consider the continuing viability of the Acquiring Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Acquiring Fund on a different exchange, changing the size of Creations Units, changing the Acquiring Fund’s investment objective or strategy, and liquidating the Acquiring Fund.

The Acquiring Fund Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Acquiring Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Acquiring Fund. However, the Acquiring Fund Advisory Contract provides that the Acquiring Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Acquiring Fund Advisory Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Acquiring Fund. The Acquiring Fund Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Acquiring Fund has agreed by the terms of its Acquiring Fund Advisory Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Acquiring Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Acquiring Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Acquiring Fund Advisory Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Acquiring Fund Advisory Contract. The Acquiring Fund Advisory Contract is terminable without penalty by the Acquiring Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

Administration Agreement

Target Fund

The Adviser has entered into a sub-administration agreement (the “Target Fund Sub-Administration Agreement”) with The Bank of New York Mellon (the “Sub-Administrator”), which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. Under the Target Fund Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Target Fund’s operations except those performed by the Adviser under its advisory agreement with the Target Fund; (b) supplies the Target Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Target Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Target Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Target Fund’s investment portfolio; (f) provides compliance testing of all Target Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Target Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Target Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; $15 billion to $20 billion - 0.01%; and over $20 billion - 0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the Target Fund.

Acquiring Fund

The Adviser has entered into an agreement (the “Acquiring Fund Sub-Administration Agreement”) with BNYM, which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Acquiring Fund Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Acquiring Trust’s operations except those performed by the Adviser under its advisory agreement with the Acquiring Fund; (b) supplies the Acquiring Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of the Acquiring Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Acquiring Trust shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Acquiring Fund’s investment portfolio; (f) provides compliance testing of all Acquiring Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Acquiring Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Acquiring Trust in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds, including the Acquiring Fund, under its administration managed by the Adviser and its affiliates as follows: 0.0275% - first $10 billion, 0.0125% - exceeding $10 billion but less than $15 billion, 0.01% - over $15 billion but less than $20 billion and 0.008% - over $20 billion. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the Acquiring Fund.

Combined Fund

The Acquiring Fund Advisory Contract Agreement will remain in place following the Reorganization as described above.

Other Service Providers

The following table lists the other service providers of the Target Fund and the Acquiring Fund.

	Target Fund	Acquiring Fund
Distributor	G.distributors, LLC One Corporate Center Rye, New York 10580-1422	G.distributors, LLC One Corporate Center Rye, New York 10580-1422
Custodian	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286
Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc. 801 Pennsylvania Avenue, Suite 219204 Kansas City, Missouri 64105-1307	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017
Fund Counsel	Paul Hastings LLP 200 Park Avenue New York, New York 10166	Paul Hastings LLP 200 Park Avenue New York, New York 10166

Combined Fund

Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Sales Loads

Target Fund. As described above in “Summary—Fees and Expenses,” the Target Fund’s Class A Shares are subject to a maximum initial sales charge of 5.75%. The Target Fund’s Class A Shares are also assessed a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of Class A Shares made up to and including the last day of the eighteenth month from when they were purchased as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase. Beginning on December 31, 2025, no initial sales charge will be imposed on purchases of Class A Shares of the Target Fund, and no CDSC will be imposed on redemptions of Class A Shares of the Target Fund.

Acquiring Fund. The Acquiring Fund is not subject to any front-end sales loads or contingent deferred sales charges.

Combined Fund. Effective upon the closing of the Reorganization, the Combined Fund will not be subject to any front-end sales loads or contingent deferred sales charges.

Distributor; Distribution and Service Fees

G. distributors, LLC (the “Distributor”), a Delaware limited liability company and a wholly owned subsidiary of GAMI, having its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization. With respect to the Target Fund, the Distributor or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

Plan Payments: Acquiring Fund.

The Acquiring Fund does not pay any distribution or service fees pursuant to a Rule 12b-1 plan.

Plan Payments: Target Fund.

The Target Fund has adopted separate distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class A Shares. Pursuant to the Plan, payments may be made by the Target Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class A shares of the Target Fund as determined by the Target Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Target Fund may finance without a distribution plan, the Target Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plas compensates the Distributor regardless of expense, and accordingly a portion of the payments by the Target Fund may be used indirectly to finance distribution activities on behalf of other funds in the Gabelli Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Target Fund. The Plan is intended to benefit the Target Fund by, among other things, increasing its assets and thereby reducing the Target Fund’s expense ratio.

Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Target Board, including a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Target Board in the manner described above. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund. Under the Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Pursuant to the Plan, the Target Fund pays the Distributor 0.25% of its average daily net assets of Class A shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Target Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Target Fund’s shares. The Target Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Target Board, including a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of the holders of a majority of the outstanding securities of the Target Fund and by a vote of the majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to the Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A shares of the Target Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Independent Trustees shall be limited to the Independent Trustees.

The amounts included in the previous paragraph as third-party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Target Board, the Target Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than the savings of expenses the Target Fund would incur in maintaining shareholder accounts for those who invest in the Target Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these programs’ charges out of their financial resources other than Rule 12b-1 fees.

Shares of the Target Fund may also be purchased through shareholder agents that are not affiliated with the Target Fund or the Distributor. There is no sales or service charge imposed by the Target Fund other than as described in each Fund’s prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by either Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Target Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee of the Target Trust had a direct or indirect financial interest in the operation of the Plan or its related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

Other Payments: Target Fund

The Adviser and its affiliates may utilize a portion of their assets, to pay all or a portion of the charges of various programs that make shares of the Target Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Target Fund’s shares or the amount the Target Fund receives as proceeds from such sales. Revenue-sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Target Fund or to its shareholders, including (without limitation) the following programs: shareholder servicing to the Target Fund’s shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker dealers or other financial intermediaries. Revenue-sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Target Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts and finder’s fees that vary depending on the share class and the dollar amount of shares sold. Revenue-sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may provide non-cash compensation to broker-dealers or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Target Board, the Target Fund may also make payments to third parties out of its own assets) for a portion of the charges for programs that generally represent savings of expenses experienced by the Target Fund resulting from shareholders investing in the Target Fund through programs rather than investing directly in the Target Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of the Target Fund owned by their clients are held of record on the books of the Target Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Target Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Target Fund’s transfer agency agreement, the Funds pay the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Target Fund. The Target Board may, from time to time, authorize the Target Fund to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Target Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Target Fund in excess of $10 million. In these cases, the Target Board may authorize the Target Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Combined Fund.

Following the closing of the Reorganization, the Acquiring Fund will not pay any distribution or service fees pursuant to a Rule 12b-1 plan.

Dividends and Distributions

Acquiring Fund

The Acquiring Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. Shareholders may have dividends and/or capital gain distributions automatically reinvested in additional shares of the Acquiring Fund. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shareholder purchased shares makes such option available.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Target Fund

The Target Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. Shareholders may have dividends and/or capital gain distributions that are declared by the Target Fund automatically reinvested at NAV in additional shares of the Target Fund. You will make an election to receive distributions in cash and/or Fund shares at the time you first purchase your shares. You may change this election by notifying the Target Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There can be no assurance that the Target Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes.

Taxes

Acquiring Fund

Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Acquiring Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Acquiring Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Acquiring Fund under all applicable tax laws.

Taxes. As with any investment, you should consider how your investment in shares of the Acquiring Fund will be taxed. The tax information in this Information Statement/Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Acquiring Fund.

Unless your investment in Acquiring Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Acquiring Fund makes distributions or you sell Acquiring Fund shares.

Taxes on Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, a distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November, or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Except as provided below, distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income. Properly designated distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at the reduced rate applicable to long-term capital gains, provided that certain holding period and other requirements are met. Properly designated dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction.

Properly designated distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses) (“capital gain dividends”), if any, are taxable as long-term capital gain, regardless of how long the shareholder has held its Fund shares, and are not eligible for the dividends received deduction. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a partial return of invested capital in an economic sense. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital. The Fund may make taxable distributions even during periods in which share price has declined.

If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis of such shares accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gains, if the shareholder holds his shares as capital assets).

Taxes on Disposition of Shares. Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be capital gain or loss if the shares of capital assets in the shareholder’s hands, and for non-corporate shareholders, long-term capital gain or loss, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of Fund dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the redemption, sale, or exchange of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains (including amounts credited as an undistributed capital gain dividend) received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company before January 31 of the calendar year following the year of such disposition whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Tax on Net Investment Income. Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% federal tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Backup Withholding. The Acquiring Trust generally will be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number, currently at a rate of 24%, or Social Security number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if timely filings are made to the IRS.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable), or that distributions may be subject to withholding of U.S. tax at a rate of 30% in the case of certain non-U.S. entities that fail to satisfy applicable reporting and certification requirements regarding their owners and/or account holders. Under proposed Treasury regulations, which may be relied upon by taxpayers until final regulations are published, there is no FATCA withholdings on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares (See FATCA, below).

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Withholding Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. The Fund does not expect that it will be eligible to elect to pass through to its shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Fund with respect to qualifying taxes.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above, and subject to any applicable intergovernmental agreements, withholding under FATCA applies generally with respect to distributions from the Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholdings on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Special Federal Income Tax Rules. Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

Purchase, Redemption and Exchange of Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares. You may refer to the Acquiring Fund prospectus under the sections entitled “Shareholder Information—Buying and Selling Shares” and “Shareholder Information—Creations and Redemptions” for the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund prospectus provides information under the sections entitled “Purchase of Shares,” “Redemption of Shares,” and Exchange of Shares” with respect to the procedures applicable to purchases, redemptions and exchanges of the shares of the Target Fund.

The following discussion describes the policies and procedures related to the purchase, sale, creation and redemption of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund, effective upon the closing of the Reorganization.

Acquiring Fund

Buying and Selling Shares. Shares of the Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of the Acquiring Fund prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Fund are listed and available for trading on a national securities exchange for trading during the trading day. Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules, and developed systems to support trading in the Acquiring Fund’s shares. There can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund’s listings will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market. The Acquiring Fund’s shares trade under the ticker symbol “GOLS”.

Buying or selling the Acquiring Fund’s shares will involve certain costs that apply to all ETF share transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission will frequently be a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread will vary over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and will generally be less if the Acquiring Fund has more trading volume and market liquidity and generally will be more if the Acquiring Fund has less trading volume and market liquidity.

The national securities exchange on which the Acquiring Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. The Acquiring Fund’s listing exchange is NYSE Arca, Inc.

Book Entry. Shares of the Acquiring Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Acquiring Fund. Investors owning shares of the Acquiring Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Acquiring Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Acquiring Fund’s shares in the secondary market generally differ from the Acquiring Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Acquiring Fund, economic conditions and other factors.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Acquiring Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with G.distributors, LLC, the Acquiring Fund’s distributor (the “Distributor”). Only an Authorized Participant may create or redeem Creation Units directly with the Acquiring Fund.

The Acquiring Fund may issue or redeem Creation Units in return for a specified amount of cash or a designated portfolio of securities and/or cash that the Acquiring Fund specifies each day. To the extent cash is used, an Authorized Participant must transfer cash in an amount equal to the value of the Creation Unit(s) purchased and the applicable transaction fee. An Authorized Participant also may effect a creation transaction by depositing into the Acquiring Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Acquiring Fund in exchange for a specified number of Creation Units (a “Creation Basket”). The composition of each Creation Basket will be determined in accordance with Board-approved policies and procedures applicable to the construction of creation and redemption baskets, and subject to acceptance by the Distributor. Creation and redemption baskets may differ and the Acquiring Fund will accept “custom baskets.” More information regarding custom baskets is contained in the SAI.

Redemption proceeds will be paid in cash or in kind. If redemption proceeds are paid in kind, shares will be redeemed in Creation Units for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Acquiring Fund and a specified amount of cash. The composition of redemption proceeds will be determined in accordance with Board-approved policies and procedures applicable to the construction of creation and redemption baskets. Except when aggregated in Creation Units, shares are not redeemable by the Acquiring Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Acquiring Fund’s instructions or may not be executed at all, or the Acquiring Fund may not be able to place or change orders.

To the extent the Acquiring Fund engages in in-kind transactions, the Acquiring Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) is included in the Acquiring Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Acquiring Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day.

Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.

Householding. Householding is an option available to certain Acquiring Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Acquiring Fund is available through certain broker-dealers. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Valuation of Shares

The Target Fund’s valuation policy is substantively the same as the Acquiring Fund’s valuation policy. Effective upon the closing of the Reorganization, the Acquiring Fund’s valuation policy described below will be continued by the Combined Fund.

Determination of Net Asset Value.

The NAV is calculated on each business day that the New York Stock Exchange (the “NYSE”) is open. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Acquiring Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of the Acquiring Fund is computed by dividing the value of the Acquiring Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by the total number of shares outstanding at the time the determination is made.

Equity securities listed or traded on a national securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Acquiring Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Acquiring Fund that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as the “valuation designee,” as such term is defined in Rule 2a-5(e)(4) under the 1940 Act, pursuant to Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Board oversees the Adviser in its role as the Valuation Designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

NAV is the price at which the Acquiring Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The market price of the Acquiring Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of the Acquiring Fund are listed for trading, as of the time that the Acquiring Fund’s NAV is calculated. The Acquiring Fund’s market price may be at, above or below its NAV. The NAV of the Acquiring Fund will fluctuate with changes in the value of its portfolio holdings. The market price of the Acquiring Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of the Acquiring Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Acquiring Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Acquiring Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Because shares of the Acquiring Fund may trade at a premium or discount, shareholders may pay more than NAV when they buy shares of the Acquiring Fund and receive less than NAV when they sell those shares, because the shares are bought and sold at current market prices.

Information regarding how often the shares of the Acquiring Fund traded on the applicable exchange at a price above (at a premium) or below (at a discount) the NAV of the Acquiring Fund for the most recently completed calendar year, and the most recently completed calendar quarters since that year, can be found at www.gabelli.com/funds/etfs.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund and its related companies may pay the intermediary for the sale of Target Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Target Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Acquiring Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the respective Fund’s Statement of Additional Information.

Market Timing Trading Policies and Procedures

The Funds have different market timing policies, as described below. Effective upon the closing of the Reorganization, the Acquiring Fund’s market timing trading policies and procedures described below will be continued by the Combined Fund.

Acquiring Fund

The Acquiring Board has not adopted a policy of monitoring for frequent purchases and redemptions of Acquiring Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Acquiring Fund’s portfolio securities after the close of the primary markets for the Acquiring Fund’s portfolio securities and the reflection of that change in the Acquiring Fund’s NAV (“market timing”). The Acquiring Board believes this is appropriate because an ETF, such as the Acquiring Fund, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Acquiring Fund shares remains at or close to NAV. Since the Acquiring Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Acquiring Fund’s shares may be purchased and sold on the NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Target Fund

In order to discourage frequent short-term trading in Target Fund shares, the Target Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Target Fund, and does not benefit the Adviser or any third party.

For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Target Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Target Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Target Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Target Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Target Fund with information relating to its customers investing in the Target Fund through non-disclosed or omnibus accounts, the Target Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Target Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Target Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Target Fund’s policies. Subject to the exclusions discussed above, the Target Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Target Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Target Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Target Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Target Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Target Fund has adopted a policy of seeking to minimize short term trading of its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

FINANCIAL HIGHLIGHTS

The Acquiring Fund recently commenced investment operations and therefore has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the financial highlights, of the Target Fund’s Class I shares following the Reorganization. The financial highlights information for the Target Fund is presented below as it will be adopted by the Acquiring Fund following the Reorganization.

The financial highlights table is intended to help you understand the financial performance of the Target Fund for the past five fiscal years for the Class I shares and since the commencement of the Class A shares on May 17, 2022. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Target Fund’s financial statements and related notes, is included in the Target Fund’s Form N-CSR, which is available upon request.

Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement	Portfolio Turnover Rate
Class A
2025	$9.24	$0.02	$1.55	$1.57	$(0.11)	$—	$(0.11	$10.70	17.10	$11	0.17	5.15	1.15%(b)	14%
2024	8.60	(0.01)	0.71	0.70	(0.06)	—	(0.06)	9.24	8.24	9	(0.16)	5.81	1.16(b)	20
2023	8.02	0.06	0.62	0.68	—	(0.10)	(0.10)	8.60	8.45	8	0.63	5.53	1.15	25
2022(c)	10.06	0.01	(2.05)	(2.04)	—	—	—	8.02	(20.28)	8	0.15	7.74	1.15(b)(d)	26
Class I
2025	$9.26	$0.04	$1.56	$1.60	$(0.13)	$—	$(0.13)	$10.73	17.44	$4,544	0.40	4.90	0.90%(b)	14%
2024	8.61	0.01	0.72	0.73	(0.08)	—	(0.08)	9.26	8.62	4,042	0.09	5.56	0.91(b)	20
2023	8.03	0.08	0.61	0.69	(0.01)	(0.10)	(0.11)	8.61	8.58	3,969	0.88	5.28	0.90	25
2022	12.83	0.07	(4.62)	(4.55)	(0.09)	(0.16)	(0.25)	8.03	(36.10)	3,702	0.64	4.79	0.90(b)	26
2021	9.48	0.03	3.41	3.44	(0.09)	—	(0.09)	12.83	36.38	5,608	0.25	3.95	0.93(b)	26

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For fiscal years ended September 30, 2025, 2024, 2022, and 2021, if credits had not been received, the expense ratios would have been 1.18%, 1.19%, and 1.22% (Class A), and 0.93%, 0.94%, 0.92%, and 0.95% (Class I), respectively. For the fiscal year ended September 30, 2023, there were no credits received from a designated broker to pay Fund expenses.

(c)	Class A commenced on May 17, 2022.

(d)	Annualized.

(e)	Includes income resulting from special dividends. Without these dividends, the per share income (loss) amount would have been $(0.04) and the net investment income (loss) ratio would have been (0.32)%.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix A and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired (the “Acquiring Fund Shares”); (ii) the pro rata distribution of such shares to the shareholders of the Target Fund; and (iii) the complete liquidation and dissolution of the Target Fund. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Target Fund and the Acquiring Fund. In addition, prior to the Reorganization, the Target Fund intends to distribute to its shareholders all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized on or prior to the Closing Date, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year.

If you remain a shareholder of the Target Fund on the Closing Date, you will receive shares of the Acquiring Fund and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable to shareholders in non-tax qualified accounts. If you hold your shares directly with the Target Fund, your Target Fund shares will be redeemed on [●], 2026. If you hold your Target Fund shares through a brokerage account that cannot accept shares of an ETF, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your Target Fund shares will be redeemed and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. Alternatively, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the redemption of your Target Fund shares and return of cash, or the transfer of your Target Fund shares, may be subject to fees and expenses and it may take time for you to receive your cash. The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares, is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

The Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, the Target Fund will be terminated under Delaware state law.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund, respectively, are conditioned upon, among other things:

●	the approval of the Reorganization Agreement, which provides for the Reorganization, by the Target Board and Acquiring Board;

●	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

●	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

●	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

●	the effectiveness under applicable law of the registration statement of which this Information Statement/Prospectus forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

●	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

●	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes (except with respect to cash received).

The Reorganization Agreement may be terminated or amended by the mutual consent of the Target Fund and the Acquiring Fund.

The Target Board and the Acquiring Board, including all of the Independent Trustees, believe the Reorganization is in the best interests of each Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the Reorganization.

Reasons for the Reorganization

The factors considered by the Target Board and the Acquiring Board with regard to the Reorganization include, but are not limited to, the following:

●	the Target Fund and the Acquiring Fund have the same investment objective but different principal investment strategies, risks and investment restrictions and policies. See “Comparison of the Funds”;

●	assuming the Reorganization had occurred on September 30, 2025, the Combined Fund would have (A) total annual fund operating expenses that are estimated to be lower than those of each of the share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses that are estimated to be the same as or lower than those of each of the share classes of the Target Fund prior to the Reorganization;

●	the contractual and effective management fee rate for the Combined Fund is expected to be the same as the contractual and effective management fee rate for the Target Fund;

●	the net annual fund operating expenses for the Combined Fund are expected to be the same as or lower than those of the share classes of the Target Fund;

●	the portfolio manager who currently manages the Target Fund is one of the two portfolio managers who manage the Acquiring Fund (as described in “Comparison of the Funds—Management of the Funds”);

●	the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

●	the Distributor’s voluntary waiver of all Distribution and Service (12b-1) Fees on Class A Shares beginning on December 31, 2025;

●	there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received), because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders all of its investment company taxable income and net tax-exempt income realized prior to the Reorganization, and net capital gains (if any) realized on or prior to the Closing Date, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year;

●	the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV such shareholder of the Target Fund owns immediately prior to the Reorganization (unless such shareholder holds shares of the Target Fund through a brokerage account that cannot accept shares of the Acquiring Fund, through a direct individual retirement account or through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund), and the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

●	the Adviser will pay the expenses incurred in connection with the Reorganization.

For these and other reasons, the Target Board and the Acquiring Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement. The Boards determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Boards’ determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Boards did not identify any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisors as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Acquiring Trust and the Target Fund receive an opinion from Paul Hastings LLP, tax counsel to the Acquiring Trust and the Target Fund, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

●	(i) The transfer of substantially all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund shareholders and the distribution of cash in lieu of fractional Acquiring Fund shares to the Target Fund Shareholders and cash in lieu of Target Fund Shares to Target Fund Shareholders who do not hold Target Fund Shares through (a) a brokerage account that can accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor has the ability to hold shares of ETFs on its platform, and (ii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

●	No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders followed by the complete liquidation of the Target Fund;

●	No gain or loss will be recognized by the Target Fund shareholders upon the receipt of their Acquiring Fund Shares pursuant to the Reorganization, except with respect to cash received, if any;

●	The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder, reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any;

●	The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

●	The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization; and

●	The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

The opinion of Paul Hastings LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Paul Hastings LLP will also rely upon certain representations of the management of the Acquiring Trust and the Target Trust and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Such opinion does not address, with respect to shareholders of the Target Fund who do not hold Target Fund Shares through (a) a brokerage account that can accept Acquiring Fund Shares or (b) an IRA or group retirement plan whose plan sponsor has the ability to hold shares of ETFs on its platform, the distribution of cash equal to the net asset value of the Target Fund Shares held by such shareholders of the Target Fund, which is expected to be a taxable transaction to shareholders in non-tax qualified accounts.

The Acquiring Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

The tax year of the Target Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from any portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus) it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date and may result in some additional acceleration of tax. Prior to the Closing Date, the Target Fund intends to distribute to its shareholders all of its investment company taxable income and net tax-exempt income realized prior to the Closing Date, and net capital gains (if any) realized on or prior to the Closing Date, not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts and is in addition to other distributions that have been made by the Target Fund or will be made by the Acquiring Fund during the taxable year.

Assuming the Reorganization qualifies as tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Acquiring Fund (subject to the conditions and limitations under the Code). Capital losses of the Target Fund may be carried forward indefinitely to offset future capital gains. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of ownership changes, if such occur.

The receipt of cash in lieu of Acquiring Fund shares, if any, will be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference in its tax basis in its fractional Target Fund shares and the amount of cash received.

The redemption of Target Fund shares or the transfer of Target Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Target Fund shares is expected to be a taxable transaction to shareholders in non-tax qualified accounts, with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Target Fund shares and the amount of cash or the value of other property received.

Shareholders must consult with their own tax advisors on the U.S. federal income tax consequences of the Reorganization and the other transactions described in this Information Statement/Prospectus, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

The Adviser will pay the expenses incurred in connection with the Reorganization.

To the extent there are transaction costs associated with repositioning the Target Fund’s portfolio prior to the Reorganization, such costs will be borne by the Target Fund. To the extent there are transaction costs associated with portfolio repositioning after the Reorganization, such costs will be borne by the Combined Fund. Under current market conditions and based on current portfolio models, it is anticipated that most of the Target Fund’s portfolio holdings will be retained by the Combined Fund, although this could change based on market conditions. The Adviser anticipates that transaction costs associated with portfolio repositioning transactions will be de minimis and the potential impact of any portfolio repositioning will be insignificant, although such estimates are subject to change based on market conditions and other factors.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the corresponding Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Paul Hastings LLP, counsel to the Funds. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Fund will be passed on by Richards, Layton & Finger, P.A., which serves as Delaware counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following tables set forth, as of November 30, 2025: (i) the unaudited capitalization of Class A and Class I Shares of the Target Fund; and (ii) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been completed. As of November 30, 2025, the total net assets of (i) the Target Fund were $4,033,460 and (ii) the Acquiring Fund were $0. As of November 30, 2025, the total net assets of the Combined Fund would have been $4,033,460 on a pro forma basis (adjusted for estimated capital gain distribution of $0). The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Class A Shares
	Target Fund Class A Shares	Pro Forma Adjustments to Acquiring Fund		Combined Fund Pro Forma
Net Assets[1]	$9,448	$—		$4,033,460
Shares Outstanding	1,003	—	[2]	161,338
NAV per Share	$9.42	$—		$25.00

	Class I Shares
	Target Fund Class I Shares	Pro Forma Adjustments to Acquiring Fund		Combined Fund Pro Forma
Net Assets[1]	$4,024,012	$—		$4,033,460
Shares Outstanding	426,777	—	[2]	161,338
NAV per Share	$9.43	$—		$25.00

1	Based on the number of outstanding common shares as of November 30, 2025.

2	Reflects adjustments due to differences in per Share NAV.

Shareholder Information

As of November 30, 2025, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of the Target Fund:

Name and Address	% of Class	Ownership	Class
MARIO J. GABELLI AND AFFILIATES GREENWICH, CT 06830	65.20%(1)	Beneficial	Class I

MAC & CO PITTSBURGH, PA 15219	41.94%	Record	Class I

ASSOCIATED CAPITAL GROUP, INC. GREENWICH, CT 06830	41.80%(2)	Beneficial	Class I

WELLS FARGO CLEARING SERVICES LLC ST. LOUIS, MO 63103	23.01%	Record	Class I

SEI PRIVATE TRUST COMPANY OAKS, PA 19456	12.96%	Record	Class I

GGCP, INC. GREENWICH, CT 06830	10.50%(3)	Beneficial	Class I

NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ 07310	8.85%	Record	Class I

GABELLI FUNDS, LLC	99.20%	Beneficial	Class A

(1)	Includes shares listed under Mac & Co., Associated Capital Group, Inc., Wells Fargo Clearing Services, SEI Private Trust Company, and GGCP, Inc.

(2)	Includes shares listed under Mac & Co.

(3)	Includes shares listed under SEI Private Trust Company.

As of November 30, 2025, the Acquiring Fund was not operational and therefore no persons owned of record or beneficially 5% or more of the outstanding voting securities of the Acquiring Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of the Target Fund, or is identified as the holder of record of more than 25% of the Target Fund and has voting and/or investment powers, such shareholder may be presumed to control the Target Fund.

Description of Shares and Shareholder Rights

Each of the Target Trust and Acquiring Trust is organized as a Delaware statutory trust. Each Trust’s operations are governed by its organizational documents and applicable Delaware law. The Target Trust operates in accordance with its Declaration of Trust and By-Laws, as amended from time to time. The Acquiring Trust operates in accordance with its Trust Instrument and By-Laws, as amended from time to time. The operations of each Trust also are subject to the provisions of the 1940 Act and the rules and regulations thereunder. The Target Trust’s Declaration of Trust and the Acquiring Trust’s Trust Instrument are each referred to in this discussion as a “Trust Instrument” and collectively as “Trust Instruments.”

While the Trusts are governed by different organizational documents, including separate Trust Instruments, the rights of shareholders of the Acquiring Fund are similar to the rights of shareholders of the Target Fund. Each Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its series and provides for indemnification to a shareholder from being held personally liable solely by reason of his or her being or having been a shareholder. Each Trust’s Trust Instrument provides that the Board may establish new series in addition to those currently established and that such Trust’s Board may determine, in its sole discretion, the rights and preferences, voting powers, and privileges of such series relative to any other series. Each Trust Instrument also provides that the Trust’s Board may divide the shares of any series into separate classes of shares, which may differ as to certain rights and preferences.

Shareholder voting rights under each Trust Instrument are similar. Each Trust Instrument provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Delaware law, certain actions by the Trustees without seeking the consent of shareholders. Under each Trust Instrument, shareholders of a series are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative with respect to the election of the Trustees of each Trust. Each Trust Instrument does not provide for annual meetings. Each Trust Instrument provides that any Trustee may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the respective Trust. Each Trust Instrument also provides for shareholder voting with respect to the election of Trustees, amendments to the Trust Instrument affecting shareholder voting rights, and with respect to such additional matters relating to the Trust as may be required by applicable law, the governing documents, or as the Trustees may consider desirable.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of January [•], 2026 by and between Gabelli Innovations Trust (the “Target Trust”), on behalf of its series Gabelli Media Mogul Fund (the “Target Fund”), and Gabelli ETFs Trust (the “Acquiring Trust”), on behalf of its series Gabelli Opportunities in Live and Sports ETF (the “Acquiring Fund”). Gabelli Funds LLC (“Gabelli Funds”) joins this Agreement solely for purposes of Section 9.2.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired and the assumption of the Liabilities (as such term is defined in Section 1.1(c)); and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund (other than Cash-Out Shareholders (as such term is defined in Section 1.1(d))), in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, following the consummation of the Reorganization, the Target Fund shall be liquidated and dissolved;

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”), and as a plan of recapitalization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.             DESCRIPTION OF THE REORGANIZATION

1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Trust and the Acquiring Trust agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall assign and transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund for distribution to the shareholders of the Target Fund (other than Cash-Out Shareholders (as such term is defined in Section 1.1(d))) the number of Acquiring Fund shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s Assets), and there shall be no restrictions on the full transfer thereof (except for those imposed by the federal or state securities laws).

(c) The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

A-1

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by Target Fund Shareholders on the Valuation Date, less (i) the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.1(o) and (ii) the value of cash to be distributed to Target Fund Shareholders who do not hold Target Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Target Fund shares.

(e) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(f) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.             VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) less (i) the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.1(o) and (ii) the value of cash to be distributed to Cash-Out Shareholders, which shall reflect the declaration of any dividends, on the business day preceding the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Trust’s board of trustees. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Valuation Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring Fund’s shares issued to the Target Fund in connection with the Reorganization shall be determined by the Acquiring Fund in a manner that is consistent with the valuation procedures set forth in the then-current prospectus for the Acquiring Fund and the valuation procedures established by the Acquiring Trust’s board of trustees.

(c) The number of the Acquiring Fund’s shares issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Target Fund’s Net Assets, determined using the same valuation procedures referred to in Section 2.1(a), by the net asset value per share of the Acquiring Fund, determined in accordance with Section 2.1(b), following (i) the redemption of fractional shares pursuant to Section 5.1(o) and (ii) the distribution of cash to Cash-Out Shareholders. The Acquiring Fund’s shares delivered to the Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

A-2

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party.

3.             CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on January [•], 2026, or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least five (5) business days prior to the Closing Date.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of such Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of such Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

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(d) In the event that on the Valuation Date or the Closing Date of the Reorganization: (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees or directors, as applicable, of the Acquiring Trust or the Target Trust or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.             REPRESENTATIONS AND WARRANTIES

4.1. The Target Trust, on behalf of itself or, where applicable for the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a) The Target Trust is a trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power under the Target Trust’s agreement and declaration of trust and bylaws, each as amended and supplemented (together, “Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Trust;

(b) The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transaction contemplated by this Agreement;

(d) The current prospectus and statement of additional information and current shareholder report and financial statements of the Target Fund prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

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(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Trust’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transaction contemplated by this Agreement. Neither the Target Fund nor the Target Trust, without any special investigation or inquiry, know of any facts that might form the basis for the institution of such proceedings and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transaction herein contemplated. The Target Fund is not in violation of, and has not violated within the past three years, nor, to the knowledge of the Target Trust, is the Target Fund under investigation with respect to or has the Target Fund been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of its Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

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(j) The financial statements of the Target Fund for the most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l) On the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision shall have been made for the payment thereof. No such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has qualified, elected, been eligible for treatment and has been treated, as a regulated investment company within the meaning of Section 851 of the Code in respect of each taxable year since its inception, and subject to the accuracy of the representations set forth in Section 4.2(i) will continue to qualify and be treated as a regulated investment company under Sections 851 and 852 of the Code for its current taxable year, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund does not have any earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Target Fund. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

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(n) The Target Fund has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and the Target Fund does not intend to change its taxable year end prior to that Closing Date;

(o) The Target Fund has been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened and no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority and no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(p) The Target Fund does not have any actual liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently, nor has the Target Fund been, a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q) The Target Fund or the Target Trust will deliver to the Acquiring Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with the Acquiring Fund in connection with: (i) the preparation and filing of tax returns for the Target Fund and/or Acquiring Fund for tax periods ending on or before September 30, 2025; and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Target Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of the Target Fund or Acquiring Fund ending on or before September 30, 2025 of an amount or amounts sufficient for the Target Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2026, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by the Target Trust following the provision of such copies thereof to the Acquiring Fund.

(r) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia and of Puerto Rico securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target Fund (the “Target Transfer Agent”), on behalf of the Target Fund. The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(s) The Target Trust, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transaction contemplated herein. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the trustees of the Target Trust and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(t) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transaction contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(u) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the N-14 Registration Statement and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(v) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(w) The Target Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(x) The Target Trust has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(y) The Target Trust and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target Fund’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Trust, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(z) Neither the Target Trust nor the Target Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although each may have claims against certain debtors in such a Title 11 or similar case; and

(aa) The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

4.2. The Acquiring Trust, on behalf of itself or, where applicable, for the Acquiring Fund, represents and warrants to the Target Trust and the Target Fund as follows:

(a) The Acquiring Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Governing Documents (which, for purposes of the Acquiring Trust only, shall mean the Acquiring Trust’s agreement and declaration of trust and by-laws, each as amended) to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Fund is a duly established and designated separate series of the Acquiring Trust;

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(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, or will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transaction contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transaction contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization, and the prospectus and statement of additional information of the Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Trust’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transaction contemplated by this Agreement. The Acquiring Fund and the Acquiring Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Trust nor Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

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(i) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund, has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has calculated (or will calculate) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(j) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have, and on the Closing Date will not have, outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there or will there be on the Closing Date, outstanding any security convertible into any Acquiring Fund shares;

(k) The Acquiring Trust, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transaction contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and, subject to the due authorization, execution and delivery of this Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of such Target Fund’s Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust;

(m) The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(n) The Acquiring Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(o) Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although each may have claims against certain debtors in such a Title 11 or similar case;

(p) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Gabelli Funds or its affiliates;

(q) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization; and

(r) As of the effective date of the N-14 Registration Statement and the Closing Date, the information provided by the Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

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4.3. With respect to the Reorganization, the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each shareholder of the Target Fund receives will be approximately equal to the fair market value of the Target Fund’s shares that such shareholders actually or constructively surrender in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund’s shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization, other than shares of the Acquiring Fund issued to Gabelli Funds or its affiliate representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all such Acquiring Fund’s shares and will own those shares solely by reason of their ownership of the Target Fund’s shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, ordinary-course dividends) the Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.             COVENANTS OF THE ACQUIRING TRUST AND THE TARGET TRUST

5.1. With respect to the Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund’s shares to be issued in connection with the Reorganization and include an information statement/prospectus (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

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(c) The Acquiring Trust shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d) The Target Trust, on behalf of the Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the information statement/prospectus, in sufficient time to comply with requirements of the 1934 Act, the information statement/prospectus contained in the N-14 Registration Statement and other documents as are necessary.

(e) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(f) The Target Trust will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Trust.

(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by this Agreement.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders (other than Cash-Out Shareholders) consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(i) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transaction contemplated by this Agreement.

(j) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(k) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(m) The Target Fund will provide a statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund.

(n) It is the intention of the parties that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(C) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1)(C) of the Code.

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(o) Prior to the Closing, the Target Fund (i) shall consolidate its outstanding share classes into a single class (a “Share Class Consolidation”) so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class immediately after the Share Class Consolidation with an aggregate value equal to the aggregate value of any shares of the Target Fund held immediately prior to the Share Class Consolidation, and (ii) following the Share Class Consolidation (but, for the avoidance of doubt, prior to the Closing), shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET TRUST

6.1. With respect to the Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transaction provided for herein shall be subject to the satisfaction, or at the Target Trust’s election, the Target Trust’s waiver, of the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Acquiring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of such Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto; and

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

7.1. With respect to the Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transaction provided for herein shall be subject to the satisfaction, or at the Acquiring Trust’s election, the Acquiring Fund’s waiver, of the following conditions:

(a) All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income realized on or prior to the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code realized on or prior to the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward);

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(c) The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Time;

(d) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto; and

(e) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST AND THE TARGET TRUST

8.1. This Agreement and transactions contemplated herein shall have been approved by the board of trustees of the Target Trust and the board of trustees of the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or Target Fund, provided that any party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. With respect to the Reorganization, the Acquiring Trust and the Target Trust shall have received the opinion of Paul Hastings LLP, counsel to the Acquiring Trust, dated as of the Closing Date and addressed to the Acquiring Trust and the Target Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Target Fund upon the transfer of all its Assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders (except with respect to Cash-Out Shareholders);

(c) The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof;

(d) The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

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(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;

(f) No gain or loss will be recognized by any Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by such Target Fund Shareholders in redemption of fractional shares prior to the Reorganization or cash received by Cash-Out Shareholders);

(g) The aggregate tax basis of the shares of the Acquiring Fund that the Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and

(h) Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that such Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the conditions set forth in this Section 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Except as otherwise provided herein, Gabelli Funds will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Trust is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information, fees of legal counsel to the Acquiring Fund and legal counsel to the trustees of the Acquiring Trust who are not “interested persons” of the Acquiring Trust as defined in the 1940 Act, and accounting fees. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in any foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund. Any fees of legal counsel to the Target Fund and legal counsel to the trustees of the Target Trust who are not “interested persons” of the Target Trust as defined in the 1940 Act shall be borne by the Target Fund. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Target Fund or Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” described in Section 368(a)(1)(F) of the Code or otherwise result in the imposition of tax on either the Target Fund or Acquiring Fund or on any of their respective shareholders.

10.	TAX MATTERS

In addition to the Target Fund’s obligations with respect to Tax Returns described in Section 4.1(q) above, if a federal, state or other Tax Return of the Target Fund with respect to the Target Fund’s taxable year ending on or before the Closing Date (the “Pre-Closing Tax Return”) is due after the Closing Date (after giving effect to any properly made extension), the Target Trust shall prepare (or cause to be prepared) such Pre-Closing Tax Return in such a manner so that the Tax Return is true, correct and complete. In addition, no later than thirty (30) days prior to such Pre-Closing Tax Return’s due date (after giving effect to any properly made extension), (i) the Target Trust shall provide the Acquiring Fund with a copy of such Pre-Closing Tax Return, as proposed to be filed with the applicable tax authority, and notify the Acquiring Fund of any Taxes or other fees or assessments (if any) proposed to be shown as due and payable on said Pre-Closing Tax Return, and (ii) the Target Trust shall make any changes to such Pre-Closing Tax Return as the Acquiring Fund may reasonably request, including, but not limited to, in respect of the amount of any Taxes or other fees or assessments (if any) proposed to be shown as due and payable on such Pre-Closing Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by the Target Fund. The Target Trust will timely file any such Pre-Closing Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all Taxes or other fees or assessments shown to be due and payable on any such Pre-Closing Tax Return. The Acquiring Trust shall prepare (or cause to be prepared) any federal, state or other Tax Return of the Target Fund or Acquiring Fund with respect to the Target Fund’s or Acquiring Fund’s taxable year ending after the Closing Date.

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11.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

12.	INDEMNIFICATION

12.1. With respect to the Reorganization, the Acquiring Trust, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Trust and each of the Target Trust’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Trust or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.2. With respect to the Reorganization, the Target Trust, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Trust and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

13.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

13.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

13.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

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14.	TERMINATION

14.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by: (i) resolution of either the board of trustees of the Acquiring Trust or the board of trustees of the Target Trust if circumstances should develop that, in the opinion of that board, make proceeding with this Agreement not in the best interests of the shareholders of the Acquiring Fund or Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Trust or the Target Trust if the Closing shall not have occurred on or before [•]; unless such date is extended by mutual agreement of the Acquiring Trust and the Target Trust; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, directors or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 12, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.2. If any order of the Commission with respect to this Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of trustees of the Target Trust to be acceptable, such term or condition shall be binding as if it were a part of this Agreement without a vote or approval of the shareholders of the Target Fund.

15.	AMENDMENT

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such amendment; provided, however, that following dissemination of the information statement/prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their approval.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Trust:

Gabelli Innovations Trust

One Corporate Center

Rye, New York 10580-1422

For the Acquiring Trust:

Gabelli ETFs Trust

One Corporate Center

Rye, New York 10580-1422

17.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

17.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

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17.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

17.5. The Target Trust is a Delaware statutory trust organized in series of which the Target Fund constitutes one such series. With respect to the Reorganization, the Target Trust is executing this Agreement on behalf of the Target Fund only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of such Target Fund only, and not against the assets of the Target Trust generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Trust generally or with respect to any other series thereof are enforceable against the assets of the Target Fund.

17.6. The Acquiring Trust is a Delaware statutory trust organized in series of which the Acquiring Fund constitutes one such series. With respect to the Reorganization, the Acquiring Trust is executing this Agreement on behalf of the Acquiring Fund only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of such Acquiring Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or with respect to any other series thereof are enforceable against the assets of the Acquiring Fund.

17.7. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees or directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 12.1 and 12.2 hereof, shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Governing Documents of the Target Trust or the Acquiring Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Gabelli Innovations Trust, on behalf of Gabelli Media Mogul Fund		Gabelli ETFs Trust, on behalf of Gabelli Opportunities in Live and Sports ETF

By:	By:
Name:	Name:
Title:	Title:

Gabelli Funds, LLC

By:
Name:
Title:

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 16, 2025

GABELLI INNOVATIONS TRUST

Gabelli Media Mogul Fund

GABELLI ETFs TRUST

Gabelli Opportunities in Live and Sports ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

[●], 2026

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of Gabelli Media Mogul Fund (the “Target Fund”), a series of Gabelli ETFs Trust, a Delaware statutory trust, into Gabelli Opportunities in Live and Sports ETF (the “Acquiring Fund”), a series of Gabelli ETFs Trust, a Delaware statutory trust. The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the combined Information Statement/Prospectus dated [●], 2026 (the “Information Statement/Prospectus”).

As described in the Information Statement/Prospectus, the Reorganization will involve (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired (the “Acquiring Fund Shares”); (ii) the pro rata distribution of such shares to the shareholders of the Target Fund; and (iii) the complete liquidation and dissolution of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Information Statement/Prospectus. Copies of the Information Statement/Prospectus may be obtained at no charge by writing to Gabelli ETFs Trust at One Corporate Center, Rye, NY 10580-1422 or by calling (800) 422-3554.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Information Statement/Prospectus.

TABLE OF CONTENTS

Page

Additional Information	S-3

Financial Statements	S-3

Supplemental Financial Information	S-3

ADDITIONAL INFORMATION

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated December [●], 2025, is incorporated herein by reference (Securities Act File No. 333-238109).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Target Fund’s audited financial statements for the fiscal year ended September 30, 2025, filed with the SEC on Form N-CSR on December 5, 2025 (Accession No. 0001829126-25-009733), and the Target Fund’s unaudited financial statements for the fiscal period ended March 31, 2025, filed with the SEC on Form N-CSR on June 6, 2025 (Accession No. 0001999371-25-007319). Because the Acquiring Fund recently commenced operations, it has not yet published financial statements.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the section entitled “Summary—Fees and Expenses” of the Information Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

PART C.

OTHER INFORMATION

Item 15. Indemnification.

To the extent consistent with Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article VIII of the Registrant’s Third Amended and Restated Declaration of Trust, Trustees, officers and employees of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Reference is made to the provisions of Article VIII of the Registrant’s Third Amended and Restated Declaration of Trust hereby incorporated by reference (as noted in Item 16 below).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Third Amended and Restated Declaration of Trust, the Investment Advisory Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act, as amended.

C-1

Item 16. Exhibits.

Exhibit Number	Description

(1)(a)	Third Amended and Restated Declaration of Trust for Gabelli ETFs Trust (the “Registrant”) is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A as filed on April 30, 2025 (Accession No. 0001829126-25-003220) (“Post-Effective Amendment No. 13”).
(1)(b)	Written Consent and Amendment to the Third Amended and Restated Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-1A as filed on June 27, 2025 (Accession No. 0001829126-25-004754) (“Post-Effective Amendment No. 14”).
(2)(a)	By-Laws of the Registrant are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A as filed on December 28, 2020 (Accession No. 0001387131-20-011758) (“Pre-Effective Amendment No. 2”).
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.
(5)	Instruments defining the rights of holders of the Registrant’s securities are incorporated by reference to the Third Amended and Restated Declaration of Trust for the Registrant filed as exhibit (1)(a), and the Written Consent and Amendment to the Third Amended and Restated Declaration of Trust of the Registrant filed as exhibit (1)(b).
(6)(a)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Opportunities in Live and Sports ETF shall be filed by amendment.
(7)(a)	Distribution Agreement between the Registrant and G.distributors, LLC, is incorporated by reference to Pre-Effective Amendment No. 1.
(7)(b)	Amendment to Distribution Agreement between the Registrant and G.distributors shall be filed by amendment.
(7)(c)	Plan of Distribution Pursuant to Rule 12b-1 of the Registrant, as amended, shall be filed by amendment.
(8)	Not applicable.
(9)(a)	Appendix to the Custody Agreement between the Registrant and The Bank of New York Mellon shall be filed by amendment.
(9)(b)	Amendment to Foreign Custody Manager Agreement between GAMCO Investors, Inc. on behalf of the Registrant and The Bank of New York Mellon shall be filed by amendment.
(10)	Not applicable.
(11)	Opinion of Richards, Layton & Finger, P.A. shall be filed by amendment.
(12)	Opinion of Paul Hastings LLP supporting the tax matters and consequences to shareholders discussed in the Information Statement/Prospectus shall be filed by amendment.
(13)(a)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon is incorporated by reference to Pre-Effective Amendment No. 1.
(13)(b)	Amendment to Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon shall be filed by amendment.
(13)(c)	Amendment to Sub-Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon shall be filed by amendment.
(13)(d)	Form of Authorized Participant Agreement between G. distributors, LLC and the Authorized Participant named therein is incorporated by reference to Pre-Effective Amendment No. 1.
(13)(e)	Form of AP Representative Confidentiality Agreement between the Registrant and the AP Representative named therein is incorporated by reference to Pre-Effective Amendment No. 1.
(13)(f)	Form of Authorized Participant Agreement between G.distributors, LLC and the Authorized Participant named therein with respect to the transparent ETFs of the Trust is incorporated by reference to Post-Effective Amendment No. 12 to the Registration State.
(13)(g)	Fee Waiver Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Opportunities in Live and Sports ETF shall be filed by amendment.
(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm is filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney for John Birch, Anthony S. Colavita, Michael J. Ferrantino, Leslie F. Foley, Christopher J. Marangi, Michael Melarkey, Agnes Mullady, and Salvatore J. Zizza are filed herewith.
(17)	Not applicable.
(18)	Not applicable.

Item 17. Undertakings.

(1)     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (as amended, the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)     The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

C-2

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Rye and State of New York, on the 16th day of December, 2025.

Gabelli ETFs Trust

By:	/s/ John C. Ball
Name:	John C. Ball
Title:	President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ John C. Ball	President, Treasurer	December 16, 2025
John C. Ball	(Principal Executive, Financial and Accounting Officer)

Christopher J. Marangi*	Trustee	December 16, 2025
Christopher J. Marangi

Agnes Mullady*	Trustee	December 16, 2025
Agnes Mullady

John Birch*	Trustee	December 16, 2025
John Birch

Anthony S. Colavita*	Trustee	December 16, 2025
Anthony S. Colavita

Leslie F. Foley*	Trustee	December 16, 2025
Leslie F. Foley

Michael Ferrantino*	Trustee	December 16, 2025
Michael Ferrantino

Michael J. Melarkey*	Trustee	December 16, 2025
Michael J. Melarkey

Salvatore J. Zizza*	Trustee	December 16, 2025
Salvatore J. Zizza

*By:	/s/ John C. Ball
John C. Ball
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description

(4)	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Information Statement/Prospectus).
(14)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
(16)	Powers of Attorney for John Birch, Anthony S. Colavita, Michael J. Ferrantino, Leslie F. Foley, Christopher J. Marangi, Michael Melarkey, Agnes Mullady, and Salvatore J. Zizza.